Exhibit 99.4

                                CenturyTel, Inc.

                                 August 14, 2002


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

                Re:   CenturyTel, Inc.
                      Certification of Contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         CenturyTel, Inc. (the "Company") filed today, via EDGAR, its quarterly report on Form 10-Q for the period ending June 30, 2002. The undersigned, who is the Chief Financial Officer of the Company, certifies that the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

         This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-Q, or as a separate disclosure document.


                                    Very truly yours,

                                    /s/ R. Stewart Ewing, Jr.
                                    --------------------------
                                        R. Stewart Ewing, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer